                                                                    EXHIBIT 99.1


            SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS


         I, Roger S. Newton, Chief Executive Officer, of Esperion Therapeutics, Inc., a Delaware corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report on Form 10-Q for the period ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    *   *   *


  /s/ Roger S. Newton
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Roger S. Newton,
Chief Executive Officer

Date:    May 14, 2003